UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06671

DWS Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

DWS Global High Income Fund, Inc.

Ticker Symbol: LBF

Semiannual Report to Stockholders

April 30, 2008

A nondiversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

DWS Global High Income Fund, Inc.

Investment Objectives and Policies

• seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

• a nondiversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities

• a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

DWS Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Closed-End Fund Info Line (800) 349-4281

Web Site

Visit our Direct Link:

www.cef.dws-scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: (800) 294-4366

Dividend Reinvestment Plan Agent

Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP

Custodian

Brown Brothers Harriman & Co.

New York Stock Exchange Symbol

LBF

Contents

4 Portfolio Management Review

9 Investment Summary

11 Portfolio Summary

12 Investment Portfolio

18 Financial Statements

22 Financial Highlights

23 Notes to Financial Statements

30 Dividend Reinvestment and Cash Purchase Plan

34 Other Information

36 Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents greater risks than investing in domestic investments, such as currency fluctuations and political and economic changes and market risks. This may result in greater share price volatility. Moreover, this fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk potential. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Manager Brett Diment discusses DWS Global High Income Fund's strategy and the market environment during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q:  How did emerging-markets bonds perform during the past six months?

A:  Despite periodic bouts of heightened investor risk aversion, emerging-markets bonds delivered a positive return during the reporting period as measured by the fund's benchmark, the JP Morgan Emerging Markets Bond Index Plus (EMBI+)1. Local currency debt outperformed dollar-denominated debt, with the former supported by weakness in the US dollar.2 Overall, the emerging markets continued to be supported by a healthy growth outlook, strong commodity prices, robust Chinese growth and rising domestic demand in developing economies. Together, these factors have helped offset the expected slowdown in the world's developed economies.

1 The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

The past six months nevertheless proved to be a volatile period for emerging-markets bonds. The impact of investors' shifting risk appetites was reflected in the large fluctuations of the yield spread of the asset class relative to US Treasuries.3 When the period began, the JPMorgan Emerging Markets Bond Index Plus (EMBI+) yielded 186 basis points, or 1.86 percentage points, above Treasuries. This proved to be the low point for the six-month period, as the spread subsequently rose through the end of 2007 — a portion of the calendar year when spreads typically decline — and pushed higher at the start of 2008. The high water mark was 327 basis points, touched on March 17, 2008, following the near-collapse of the 85-year-old US brokerage firm Bear Stearns. However, the subsequent efforts of the US Federal Reserve Board (the Fed) to facilitate the purchase of Bear Stearns by JPMorgan, along with the Fed's employment of non-traditional measures to restore liquidity in the financial markets, sparked a recovery in emerging-markets bonds that lasted through the final six weeks of the period. The result was a decline in the yield spread to 264 basis points by the end of April. Still, the spread rose 78 basis points over the course of the full six months.

3 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance; wider spreads indicate negative performance.

Q:  How did the fund perform during this time?

A:  For the six months ended April 30, 2008, the fund's total return based on net asset value (NAV) was -0.59%, while its total return based on market value was 0.76%. The fund's benchmark, the JPMorgan EMBI+, returned 1.82%. (Past performance is no guarantee of future results.)

Q:  What positions had the most significant positive impact on performance?

A:  The fund's positions in local currency debt provided much of the positive return, with holdings in Russia, Peru, Mexico and Egypt leading the way. Russian assets continue to be supported by the soaring prices of oil and gas, while Mexico's outperformance stemmed from the fact that its economy has held up relatively well at a time of slowing US growth. Egypt, meanwhile, has benefited as rising oil prices have led to an economic boom throughout the Middle East. Local currency positions in Ukraine, the Philippines and Brazil also aided performance, but to a lesser extent than the positions mentioned previously.

In Brazil — the largest weighting of any country in the fund's benchmark — the outlook remains positive despite a recent uptick in inflation. The combination of robust domestic demand and food inflation has reinforced expectations for rising interest rates. Global risk aversion also weighed on Brazil's bond market, as offshore investors scaled back their positions. On the positive side, Brazilian assets were boosted by the upgrade of the country's sovereign credit rating to investment grade by Standard & Poor's.4 Peru was also upgraded, a positive for that market. While the credit agencies are working under the assumption that the United States will go into a recession, they project solid global growth and continued strength in commodity prices. Importantly, they note the prudent response of Latin governments to the recent "windfall" of high commodity prices. Most Latin American countries (with the exceptions being Venezuela and Argentina) have been paying down or improving their debt profiles. The result of the improving credit ratings has been healthier debt markets and lower long-term financing costs not only for Brazil and Peru, but also for most countries in the region.

4 Credit rating or credit quality: Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Q:  What positions hurt performance?

A:  The positive factors in the fund's performance were offset by overweights in the dollar-denominated debt of Argentina and Venezuela (which underperformed the country's local currency debt, mentioned above).5 Also detracting was a position in Turkey's local currency debt.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In Argentina, the continued policy of underreporting inflation has damaged the government's credibility. In addition, increased taxes on agriculture exports prompted farmers to stage a three-week strike in March. While Argentina is still growing at a fast pace and its trade and fiscal surpluses continue to improve, the government's policies appear increasingly questionable due to rampant inflation, growing price distortions and the heavy tax burden on the agricultural sector. These negative headlines, along with the risk of new supply coming into the market, weighed on Argentina's external debt during the semiannual period.

Venezuela underperformed despite record-high oil prices, a result of elevated political risk. President Hugo Chavez engaged in a new war of words with Colombia in recent months, threatening to curb trade ties. While this scenario is unlikely, it would be a significant negative for both economies. Relations between Colombia and Ecuador also have been strained. Additionally, the dispute between ExxonMobil and the Venezuelan government regarding the government's expropriation of the company's oil assets remains an issue. Taken together, these factors weighed on Venezuelan assets and offset the positive impact of rising oil prices.

Turkey's underperformance stemmed from increased political risk and weakness in the lira. The Turkish Constitutional Court agreed to hear the case to ban the ruling AK Party (AKP) and its 71 members who were accused of anti-secular activities. With the final verdict against the AKP and its members not expected until the end of the year, expectations are that the Turkish government will be preoccupied with political and legal issues rather than its macroeconomic and structural reform agenda. The AKP is seeking to amend the constitution in a way that would make it difficult to ban political parties, an approach that will require support from opposition parties and may require a referendum. This could result in a more populist and less market-friendly government. A weak lira, meanwhile, complicates matters for Turkey's central bank, which had been aggressively cutting rates for some time. The central bank has taken the prudent approach and adopted a cautious tone, keeping the policy rate unchanged at 15.25% in March. However, with inflation well above the bank's 4% target, it may be forced to tighten policy rates in the coming months.

The fund's positions in corporate debt in China and Indonesia also weighed on performance. Nevertheless, we continue to look for opportunities in the expanding universe of corporate bonds issued by emerging-market companies. 15% of the portfolio is now invested in corporate issues.

Q:  What is your overall view on emerging-markets debt?

A:  Looking ahead, it is reasonable to expect that periodic increases in investors' risk aversion will weigh on the performance of emerging-market debt. We view these periods of market weakness as an opportunity, however, because they provide us with the chance to add to our favored positions at attractive prices. From a broader standpoint, most countries in the emerging-markets asset class are benefiting from powerful longer-term trends, such as rapid infrastructure growth and the rising spending power of consumers. We believe these factors continue to provide a firm fundamental foundation for emerging-markets bonds, even if broader market and political stresses periodically weigh on short-term performance.

Investment Summary as of April 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the product's most recent month-end performance.

Historical Information
		Total Return (%)
		Current Quarter	Six Months	One Year	Three Year	Five Year	Ten Year
Market Value[a]	Cumulative	-.94%	.76%	-2.83%	41.09%	75.15%	53.75%
	Average Annual	—	—	-2.83%	12.16%	11.86%	4.40%
Net Asset Value[a]	Cumulative	-.19%	-.59%	1.26%	41.44%	91.93%	81.30%
	Average Annual	—	—	1.26%	12.25%	13.93%	6.13%
Index[b]	Cumulative	1.01%	1.82%	4.73%	33.23%	68.55%	158.39%
	Average Annual	—	—	4.73%	10.04%	11.01%	9.96%
Per Share Information and Returns[a]
	Yearly periods ended April 30

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Net Asset Value ($)	6.02	6.11	6.03	6.61	7.19	7.32	8.35	9.36	10.21	9.65
Income Dividends ($)	1.05	.60	.60	.75	.66	.59	.56	.56	.56	.60
Total Return (%)	-50.35	14.39	10.54	24.22	21.12	10.73	22.55	20.15	16.25	1.26

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
b The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On February 6, 2006, the Fund was renamed DWS Global High Income Fund, Inc.

Portfolio Summary as of April 30, 2008

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/08	10/31/07

Sovereign Bonds	76%	78%
Financials	12%	11%
Loan Participations	4%	2%
US Treasury Obligations	2%	2%
Energy	1%	2%
Consumer Discretionary	1%	1%
Materials	1%	1%
Utilities	1%	—
Beverages	1%	1%
Industrials	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/08	10/31/07

Brazil	16%	17%
Venezuela	7%	12%
Turkey	7%	11%
Colombia	7%	4%
Philippines	6%	6%
Indonesia	6%	6%
Argentina	5%	7%
Peru	5%	5%
Mexico	5%	2%
Ukraine	3%	3%
Other	33%	27%
	100%	100%
Currency Exposure*	4/30/08	10/31/07

United States Dollar	78%	80%
Brazilian Real	4%	2%
Mexican Peso	4%	(2%)
Egyptian Pound	3%	3%
Peruvian Nuevo Sol	3%	3%
Malaysian Ringgit	2%	1%
Turkish Lira	2%	2%
Philippine Peso	1%	—
Ukraine Aryvna	1%	2%
Indonesian Rupiah	1%	2%
Other	1%	7%
	100%	100%
* Currency exposure after taking into account the effects of forward contracts.

Asset allocation, geographical diversification and currency exposure are subject to change.

For more complete details about the Fund's investment portfolio, see page 12.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 117.8%
Argentina 6.2%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	1,000,000	850,000
Republic of Argentina:
GDP Linked Note, 12/15/2035	3,000,000	333,060
2.0%, 1/3/2010 ARS	1,800,000	540,121
Series X, 7.0%, 4/17/2017	6,480,000	4,226,760
(Cost $7,713,513)		5,949,941
Brazil 19.4%
Banco Bradesco SA, Series REG S, 14.8%, 1/4/2010 BRL	7,100,000	4,485,020
Federative Republic of Brazil:
10.0%, 8/7/2011	340,000	401,200
10.5%, 7/14/2014 (b)	3,400,000	4,377,500
11.0%, 1/11/2012 (b)	1,640,000	2,009,000
11.0%, 8/17/2040 (b)	2,460,000	3,352,980
Independencia International, Series REG S, 9.875%, 1/31/2017	460,000	453,100
ISA Capital do Brasil SA, Series REG S, 7.875%, 1/30/2012	1,000,000	1,052,500
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	4,900,000	2,479,870
(Cost $16,363,837)		18,611,170
China 1.6%
Parkson Retail Group Ltd.:
7.125%, 5/30/2012	200,000	193,000
7.875%, 11/14/2011	1,400,000	1,379,000
(Cost $1,617,426)		1,572,000
Colombia 8.2%
EEB International Ltd., Series REG S, 8.75%, 10/31/2014	200,000	212,000
Republic of Colombia:
7.375%, 1/27/2017 (b)	3,100,000	3,490,600
7.375%, 9/18/2037 (b)	2,750,000	3,066,250
11.75%, 3/1/2010 COP	1,900,000,000	1,102,345
(Cost $7,476,791)		7,871,195
Dominican Republic 3.0%
Cerveceria Nacional Dominicana, Series REG S, 16.0%, 3/27/2012	1,000,000	956,200
Dominican Republic:
Series REG S, 8.625%, 4/20/2027	1,400,000	1,491,000
Series REG S, 9.04%, 1/23/2018 (PIK)	393,472	422,982
(Cost $3,018,573)		2,870,182
Ecuador 3.7%
Republic of Ecuador:
Series REG S, 9.375%, 12/15/2015	900,000	955,125
Series REG S, 10.0%, 8/15/2030 (b)	2,600,000	2,619,500
(Cost $3,129,028)		3,574,625
Egypt 3.1%
Republic of Egypt:
8.6%, 2/28/2011 EGP	10,000,000	1,861,937
Series REG S, 8.75%, 7/18/2012 EGP	3,500,000	658,286
9.1%, 9/20/2012 EGP	2,600,000	495,937
(Cost $2,915,081)		3,016,160
El Salvador 2.6%
Republic of El Salvador:
Series REG S, 7.65%, 6/15/2035 (b)	1,700,000	1,827,500
Series REG S, 8.25%, 4/10/2032	550,000	629,750
(Cost $2,347,032)		2,457,250
Gabon 2.0%
Republic of Gabon, Series REG S, 8.2%, 12/12/2017 (b) (Cost $1,913,717)	1,880,000	1,969,300
Georgia 2.0%
Republic of Georgia, 7.5%, 4/15/2013 (Cost $1,957,800)	1,940,000	1,966,578
Ghana 2.2%
Republic of Ghana, Series REG S, 8.5%, 10/4/2017 (Cost $2,020,110)	2,000,000	2,083,000
Guatemala 1.7%
Republic of Guatemala:
Series REG S, 9.25%, 8/1/2013	900,000	1,040,850
10.25%, 11/8/2011	500,000	579,500
(Cost $1,527,152)		1,620,350
Indonesia 6.9%
Indonesia Recapital Bond, Series FR-16, 13.45%, 8/15/2011 IDR	2,200,000,000	248,910
Majapahit Holding BV, Series REG S, 7.75%, 10/17/2016	1,000,000	989,038
Republic of Indonesia:
Series REG S, 6.625%, 2/17/2037 (b)	3,400,000	3,030,250
Series REG S, 6.875%, 3/9/2017	320,000	329,130
Series REG S, 8.5%, 10/12/2035	410,000	448,416
Series FR-23, 11.0%, 12/15/2012 IDR	14,960,000,000	1,546,707
(Cost $7,074,094)		6,592,451
Luxembourg 1.5%
Evraz Group SA:
Series REG S, 8.25%, 11/10/2015	1,000,000	976,250
Series REG S, 8.875%, 4/24/2013	500,000	505,625
(Cost $1,498,747)		1,481,875
Malaysia 2.0%
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 (Cost $1,561,381) MYR	5,900,000	1,882,257
Mexico 5.5%
Desarrolladora Homex SAB de CV, 7.5%, 9/28/2015	650,000	654,875
Mexican Bonds, Series MI-10, 9.0%, 12/20/2012 MXN	19,800,000	1,966,078
Mexican Cetes Treasury Bill, Series BI, Zero Coupon, 10/23/2008 MXN	29,000,000	2,665,908
(Cost $5,216,234)		5,286,861
Netherlands 1.6%
GTB Finance BV, 8.5%, 1/29/2012 (Cost $1,586,690)	1,600,000	1,523,200
Pakistan 0.9%
Republic of Pakistan, Series REG S, 6.875%, 6/1/2017 (Cost $995,000)	1,000,000	850,000
Panama 1.4%
Republic of Panama:
6.7%, 1/26/2036	300,000	311,250
7.125%, 1/29/2026	120,000	132,600
8.875%, 9/30/2027	700,000	910,000
(Cost $1,286,287)		1,353,850
Peru 6.4%
Republic of Peru:
6.55%, 3/14/2037	600,000	630,000
Series REG S, 6.9%, 8/12/2037 PEN	9,000,000	3,143,791
7.35%, 7/21/2025	2,000,000	2,335,000
(Cost $5,471,922)		6,108,791
Philippines 7.5%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	2,800,000	3,262,269
Republic of Philippines:
8.25%, 1/15/2014	2,020,000	2,310,274
8.375%, 2/15/2011	1,000,000	1,101,200
9.5%, 2/2/2030	400,000	525,500
(Cost $6,750,090)		7,199,243
Russia 1.4%
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 (Cost $1,224,668) RUB	32,635,110	1,342,534
Serbia 0.7%
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024 (Cost $666,738)	700,000	642,250
Singapore 0.5%
Empire Capital Resources PTE, Series REG S, 9.375%, 12/15/2011 (Cost $493,857)	470,000	494,162
South Africa 2.5%
Republic of South Africa, Series R-196, 10.0%, 2/28/2009 (Cost $2,633,780) ZAR	18,400,000	2,411,307
Turkey 8.4%
Republic of Turkey:
6.875%, 3/17/2036	3,110,000	2,877,061
7.25%, 3/15/2015	2,200,000	2,290,750
Series CPI, 10.0%, 2/15/2012 TRY	3,300,000	2,879,186
(Cost $7,915,401)		8,046,997
Ukraine 1.9%
Government of Ukraine, Series REG S, 7.65%, 6/11/2013 (Cost $1,803,068)	1,750,000	1,876,000
United States 2.7%
US Treasury Bond, 8.125%, 8/15/2019 (Cost $2,494,775)	1,900,000	2,582,812
Uruguay 1.1%
Republic of Uruguay, 5.0%, 9/14/2018 (Cost $804,722) UYU	16,200,000	1,015,102
Venezuela 9.2%
Petroleos de Venezuela SA, 5.25%, 4/12/2017	2,600,000	1,716,000
Republic of Venezuela:
7.65%, 4/21/2025	2,800,000	2,148,720
9.25%, 9/15/2027	2,100,000	1,911,000
10.75%, 9/19/2013 (b)	3,000,000	3,097,500
(Cost $10,165,075)		8,873,220
Total Bonds (Cost $111,642,589)		113,124,663

Loan Participations 4.9%
Ireland 1.0%
Vimpel Communicatios, Series REGS, 8.375%, 4/30/2013 (Cost $952,374)	950,000	949,430
Russia 1.9%
Alfa Bank, 8.635%, 2/22/2017	1,000,000	930,000
Russian Standard Finance SA, Series REG S, 7.5%, 10/7/2010	1,000,000	910,000
(Cost $1,929,024)		1,840,000
Ukraine 2.0%
Alfa Bank-Ukraine, Series 2006-02, 9.75%, 12/22/2009	1,000,000	1,003,800
Export-Import Bank of Ukraine, 7.65%, 9/7/2011	900,000	900,000
(Cost $1,913,058)		1,903,800
Total Loan Participations (Cost $4,794,456)		4,693,230
	Shares	Value ($)

Cash Equivalents 4.9%
Cash Management QP Trust, 2.54% (c) (Cost $4,703,907)	4,703,907	4,703,907
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $121,140,952)+	127.6	122,521,800
Other Assets and Liabilities, Net	(27.6)	(26,506,198)
Net Assets	100.0	96,015,602
+ The cost for federal income tax purposes was $121,245,958. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $1,275,842. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,897,245 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,621,403.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) At April 30, 2008, these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of income is paid in kind.

As of April 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
RUB	28,592,000	USD	1,213,582	7/16/2008	8,359
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
BRL	3,786,000	USD	2,200,907	7/16/2008	(31,593)
COP	1,705,270,000	USD	930,824	7/16/2008	(21,627)
USD	1,933,333	PHP	81,142,000	7/16/2008	(22,922)
TRY	1,205,000	USD	885,313	7/16/2008	(32,534)
USD	1,798,381	UAH	9,330,000	1/23/2009	(31,113)
ZAR	17,634,000	USD	2,200,262	7/16/2008	(86,997)
Total unrealized depreciation					(226,786)
Currency Abbreviations
ARS	Argentine Peso	PHP	Philippine Peso
BRL	Brazilian Real	RUB	Russian Ruble
COP	Colombian Peso	TRY	Turkish Lira
EGP	Egyptian Pound	UAH	Ukraine Hryvna
IDR	Indonesian Rupia	USD	United States Dollar
MXN	Mexican Peso	UYU	Uruguayan Peso
MYR	Malaysian Ringgit	ZAR	South African Rand
PEN	Peruvian Nuevo Sol

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $116,437,045)	$ 117,817,893
Investment in Cash Management QP Trust (cost $4,703,907)	4,703,907
Total investments, at value (cost $121,140,952)	122,521,800
Cash	1,217,267
Foreign currency, at value (cost $752,186)	740,360
Unrealized appreciation on forward foreign currency exchange contracts	8,359
Receivable for investments sold	493,593
Interest receivable	2,100,341
Foreign taxes recoverable	20,438
Other assets	2,524
Total assets	127,104,682
Liabilities
Payable for investments purchased	3,644,604
Reverse repurchase agreements	26,950,804
Unrealized depreciation on forward foreign currency exchange contracts	226,786
Net payable on closed forward currency exchange contracts	17,780
Accrued management fee	76,344
Accrued interest expense	42,645
Other accrued expenses and payables	130,117
Total liabilities	31,089,080
Net assets, at value	$ 96,015,602
Net Assets Consist of
Undistributed net investment income	1,731,585
Net unrealized appreciation (depreciation) on: Investments	1,380,848
Foreign currency	(232,563)
Accumulated net realized gain (loss)	(7,836,625)
Paid-in capital	100,972,357
Net assets, at value	$ 96,015,602
Net Asset Value
Net asset value per share ($96,015,602 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Interest (net of foreign taxes of $867)	$ 4,601,255
Interest — Cash Management QP Trust	67,244
Total Income	4,668,499
Expenses: Management fee	483,943
Services to shareholders	12,264
Custodian and accounting fees	79,872
Professional fees	42,702
Report to shareholders	65,426
Directors' fees and expenses	3,521
Interest expense	570,233
Stock exchange listing fees	11,830
Other	11,230
Total expenses, before expense reductions	1,281,021
Expense reductions	(754)
Total expenses, after expense reductions	1,280,267
Net investment income	3,388,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign tax of $31,133)	(330,307)
Foreign currency	(105,933)
(436,240)
Change in net unrealized appreciation (depreciation) on: Investments	(4,292,702)
Foreign currency	182,319
(4,110,383)
Net gain (loss)	(4,546,623)
Net increase (decrease) in net assets resulting from operations	$ (1,158,391)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2008 (Unaudited)
Cash Flows from Operating Activities
Investment income received**	$ 5,013,131
Payment of expenses	(709,589)
Payment of interest expense	(583,998)
Proceeds from sales and maturities of long-term investments	32,721,543
Purchases of long-term investments	(30,230,555)
Net purchases, sales and maturities of short-term investments	(1,711,640)
Net proceeds from foreign currency	(105,933)
Cash provided by operating activities	4,392,959
Cash Flows from Financing Activities
Net increase (decrease) in payable for reverse repurchase agreements	(887,697)
Distributions paid	(2,985,786)
Cash used for financing activities	(3,873,483)
Increase (decrease) in cash	519,476
Cash at beginning of period*	1,438,151
Cash at end of period*	$ 1,957,627
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (1,158,391)
Net (increase) decrease in cost of investments	(1,877,343)
Net (increase) decrease in net unrealized (appreciation) depreciation on investments	4,292,702
Net (increase) decrease in receivable for investments sold	(493,593)
(Increase) decrease in interest receivable	221,131
(Increase) decrease in foreign taxes recoverable and other assets	49,145
Increase (decrease) in interest on reverse repurchase agreements	(13,765)
Increase (decrease) in payable for investments purchased	3,644,604
(Increase) decrease in net unrealized appreciation (depreciation) on open forward foreign currency exchange contracts	(229,080)
Increase (decrease) in accrued expenses	(42,451)
Cash provided by operating activities	$ 4,392,959
* Includes foreign currency
** Non-cash activity from market discount accretion and premium amortization in the net amount of $177,941 as well as payments in kind of $17,785 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 3,388,232	$ 7,014,122
Net realized gain (loss)	(436,240)	3,123,209
Change in net unrealized appreciation (depreciation)	(4,110,383)	(84,711)
Net increase (decrease) in net assets resulting from operations	(1,158,391)	10,052,620
Distributions to shareholders from net investment income	(2,985,786)	(5,772,519)
Increase (decrease) in net assets	(4,144,177)	4,280,101
Net assets at beginning of period	100,159,779	95,879,678
Net assets at end of period (including undistributed net investment income of $1,731,585 and $1,329,139, respectively)	$ 96,015,602	$ 100,159,779
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$ 10.06	$ 9.63	$ 8.92	$ 8.03	$ 7.44	$ 5.98
Income (loss) from investment operations: Net investment income[b]	.34	.70	.60	.48	.44	.55
Net realized and unrealized gain (loss)	(.45)	.31	.67	.97	.72	1.52
Total from investment operations	(.11)	1.01	1.27	1.45	1.16	2.07
Less distributions from: Net investment income	(.30)	(.58)	(.56)	(.56)	(.57)	(.61)
Net asset value, end of period	$ 9.65	$ 10.06	$ 9.63	$ 8.92	$ 8.03	$ 7.44
Market value, end of period	$ 8.39	$ 8.62	$ 8.63	$ 7.86	$ 7.38	$ 7.10
Total Return
Per share net asset value (%)[c]	(.59)**	11.34	15.49	18.72	16.94	36.13
Per share market value (%)[c]	.76**	6.56	17.32	14.23	12.50	39.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	100	96	89	80	74
Ratio of expenses (excluding interest) (%)	1.47*	1.33	1.70	1.81	1.98	2.03
Ratio of expenses (%)	2.65*	2.78	2.97	2.65	2.31	2.28
Ratio of net investment income (%)	7.00*	7.09	6.51	5.62	5.75	7.89
Portfolio turnover rate (%)	28d**	114[d]	139[d]	155[d]	252	306
a For the six months ended April 30, 2008 (Unaudited).
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d The portfolio turnover rate including financing transactions was 140% for the six months ended April 30, 2008 and 333%, 432% and 420% for the years ended October 31, 2007, 2006 and 2005, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay the amount borrowed plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $7,295,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2009, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investments, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash held at the Fund's custodian bank at April 30, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $33,875,159 and $33,215,136, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Pursuant to a written contract with the Manager, Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the subadvisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMISL is paid for its services by the Manager from its fee as investment manager to the Fund.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DWS-SISC aggregated $11,886, of which $5,953 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB") DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DWS-SFAC aggregated $45,190, of which $8,922 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $511 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the six months ended April 30, 2008, the Advisor agreed to reimburse the Fund $754, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Reverse Repurchase Agreements

The Fund entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At April 30, 2008, the Fund had outstanding reverse repurchase agreements as follows:

Counterparties	Value of Assets Sold Under Financing Agreements	Financing Liability
UBS	$ 19,447,400	$ 19,864,127
Lehman Brothers Inc.	$ 7,730,480	$ 7,086,677
	$ 27,177,880	$ 26,950,804

The weighted average daily balance of financing agreements outstanding during the six months ended April 30, 2008 was approximately $26,724,000. The weighted average interest rate was 4.10% and the weighted average days to maturity was 45. The maximum financing agreement liability outstanding during the six months ended April 30, 2008 was $27,385,627.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and Computershare Inc. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Amended and Restated Investment Advisory, Management and Administration Agreement with the fund, DIMA has allocated all of the fund's portfolio for management to Aberdeen Asset Management Investment Services Limited. DIMA is part of Deutsche Asset Management. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Subadvisor

Aberdeen Asset Management Investment Services Limited ("AAMISL"), located at 1735 Market Street, Philadelphia, PA is the fund's subadvisor. Under the supervision of the Board of Directors and the Manager, AAMISL makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to these purchase and sale decisions. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMISL is paid for its services by the Manager from its fee as investment manager to the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

DWS Global High Income Fund

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

November 1 through November 30, 2007	0	$0.0	n/a	n/a
December 1 through December 31, 2007	0	$0.0	n/a	n/a
January 1 through January 31, 2008	0	$0.0	n/a	n/a
February 1 through February 28, 2008	0	$0.0	n/a	n/a
March 1 through March 31, 2008	0	$0.0	n/a	n/a
April 1 through April 30, 2008	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008